Exhibit 4.2

THIRD SUPPLEMENTAL INDENTURE

between

OAKTREE STRATEGIC CREDIT FUND

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

Dated as of July 15, 2025

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of July 15, 2025, is between Oaktree Strategic Credit Fund, a Delaware statutory trust (the “Company”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Base Indenture (as defined below).

RECITALS OF THE COMPANY

The Company and the Trustee executed and delivered an Indenture, dated as of November 14, 2023 (the “Base Indenture” and, as amended and supplemented by this Third Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Indenture.

The Company desires to issue and sell $400,000,000 aggregate principal amount of the Company’s 6.190% Notes due 2030 (the “Notes”).

The Company previously entered into the First Supplemental Indenture, dated as of November 14, 2023, and the Second Supplemental Indenture, dated as of July 23, 2024 (collectively, the “Prior Supplemental Indentures”), each of which supplemented the Base Indenture. Neither of the Prior Supplemental Indentures is applicable to the Notes.

Sections 901(4) and 901(6) of the Base Indenture provide that without the consent of Holders of the Securities of any series issued under the Indenture, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Base Indenture to (i) change or eliminate any of the provisions of the Indenture when there is no Security Outstanding of any series created prior to the execution of the supplemental indenture that is entitled to the benefit of such provision and (ii) establish the form or terms of Securities of any series as permitted by Section 201 and Section 301 of the Base Indenture.

The Company desires to establish the form and terms of the Notes and to modify, alter, supplement and change certain provisions of the Base Indenture for the benefit of the Holders of the Notes (subject to amendment as may be provided in a future supplemental indenture to the Indenture (“Future Supplemental Indenture”)).

The Company has duly authorized the execution and delivery of this Third Supplemental Indenture to provide for the issuance of the Notes and all acts and things necessary to make this Third Supplemental Indenture a valid, binding and legal obligation of the Company and to constitute a valid agreement of the Company, in accordance with its terms, have been done and performed.

NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

TERMS OF THE NOTES

Section 1.01 Terms of the Notes. The following terms relating to the Notes are hereby established:

(a) The Notes shall constitute a series of Designated Senior Securities having the title “6.190% Notes due 2030.” The Notes offered and sold to QIBs in reliance on Rule 144A (“Rule 144A”) under the Securities Act shall bear a CUSIP number of 67403A AF6 and an ISIN number of US67403AAF66. The Notes offered and sold in reliance on Regulation S under the Securities Act (“Regulation S”) shall bear a CUSIP number of U6310A AB2 and an ISIN number of USU6310AAB27.

(b) The aggregate principal amount of the Notes that may be initially authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Base Indenture, and except for any Securities that, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered under the Indenture) shall be $400,000,000. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or Future Supplemental Indenture, the Company may from time to time, without the consent of the Holders of Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Notes provided that, if such Additional Notes are not fungible with the Notes (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes (and any such other tranche of Additional Notes); provided further that such Additional Notes issued pursuant to Regulation S may initially be issued under a temporary CUSIP during the applicable Restricted Period. All of the Notes issued under this Third Supplemental Indenture, including any Exchange Notes of such series issued in the Exchange Offer and any Additional Notes of such series, will constitute a single series under the Indenture and all references to the relevant Notes herein shall include the Exchange Notes and the Additional Notes unless the context otherwise requires.

(c) The entire outstanding principal of the Notes shall be payable on July 15, 2030, unless earlier redeemed or repurchased in accordance with the provisions of this Third Supplemental Indenture.

(d) The rate at which the Notes shall bear interest shall initially be 6.190% per annum. Additional Interest with respect to the Notes shall be payable in accordance with the provisions of and in the amounts set forth in the Registration Rights Agreement. For the avoidance of doubt, any references in the Indenture to “interest” payable with respect to the Notes shall include Additional Interest, if any, payable pursuant to the Registration Rights Agreement, and any Additional Interest that accrues on a Note will be in addition to the stated interest that accrues on such Note. It shall be the obligation of the Company to promptly notify the Trustee of any Additional Interest payable on the Notes pursuant to this Section 1.01(d). Such notice shall be given by delivery to the Trustee of an Officers’

Certificate stating (i) the amount of such Additional Interest that is payable and (ii) the date that such Additional Interest begins to accrue, on which the Trustee shall conclusively rely. The Trustee shall have no obligation to (i) determine whether Additional Interest is due with respect to the Notes or (ii) to determine the interest rate applicable to the Notes. Unless and until the Trustee receives such Officers’ Certificate, the Trustee may assume without inquiry that no such Additional Interest is payable and the Trustee shall have no duty to verify the Company’s calculation of Additional Interest.

(e) The date from which interest shall accrue on the Notes shall be July 15, 2025, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be January 15 and July 15 of each year, commencing January 15, 2026 (if an Interest Payment Date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment); the initial interest period will be the period from and including July 15, 2025 (or the most recent Interest Payment Date to which interest has been paid or provided for), to, but excluding, the initial Interest Payment Date, and the subsequent interest periods will be the periods from and including an Interest Payment Date to, but excluding, the next Interest Payment Date or the Stated Maturity, as the case may be; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 and July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Payment of principal of (and premium, if any, on) and any such interest on the Notes will be made at the Corporate Trust Office of the Trustee or at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that so long as the Notes are registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(f) The Notes offered and sold to QIBs in reliance on Rule 144A shall be initially issuable in global form (each such Note, a “144A Global Note”) which, along with the Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit A to this Third Supplemental Indenture. The Notes offered and sold in reliance on Regulation S shall be initially issuable in global form (each such Note, a “Regulation S Global Note” and together with the 144A Global Note, the “Global Notes”) which, along with the Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit B to this Third Supplemental Indenture. Each Global Note shall represent the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee or the Security Registrar, in accordance with Sections 203 and 305 of the Base Indenture.

(g) Every Note authenticated and delivered hereunder shall bear an additional legend in substantially the following form (the “Restricted Securities Legend”) unless and until (1) a Note is exchanged for an Exchange Note or otherwise sold in connection with an effective registration statement, or (2) such Restricted Securities Legend is no longer required in accordance with Section 1.01(j) of this Third Supplemental Indenture:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS [A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”))]/[NOT A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)] AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS [ONE YEAR (OR SUCH OTHER DATE WHEN RESALES OF SECURITIES BY NON-AFFILIATES ARE FIRST PERMITTED UNDER RULE 144(d)) AFTER THE LATEST OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY), THE DATE OF ANY SUBSEQUENT REOPENING OF THE SECURITIES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) (144A Global Note)] [40 DAYS AFTER THE LATEST OF THE ORIGINAL ISSUE DATE, HEREOF (OR ANY PREDECESSOR OF THIS SECURITY), THE DATE OF ANY SUBSEQUENT REOPENING OF THE SECURITIES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S (REGULATION S GLOBAL NOTE)], ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM AND/OR A CERTIFICATE OF TRANSFER OR EXCHANGE IN THE FORM PRESCRIBED IN THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

(h) Unless and until a Note is exchanged for an Exchange Note, with respect to any proposed registration of transfer of any Note prior to (x) the date which is one year (or such other date when resales of securities by non-Affiliates are first permitted under Rule 144(d) of the Exchange Act) after the latest of the date of the original issue date of the applicable Notes, the date of any subsequent reopening of such Notes and the last date on which the Company or any of the Company’s Affiliates were the owner of such Notes (or any predecessor thereto), in the case of a 144A Global Note, or 40 days after the latest of the original issue date of the applicable Notes, the date of any subsequent reopening of such Notes and the date on which such Notes were first offered to persons other than distributors (as defined in Rule 902 of Regulation S) in reliance on Regulation S, in the case of a Regulation S Global Note, or (y) such later date, if any, as may be required by applicable law (the “Resale Restriction Termination Date”), the Holder of such Note and each subsequent Holder thereof shall offer, sell, or otherwise transfer such Note only (i) to the Company or any of the Company’s Subsidiaries, (ii) pursuant to a registration statement which has become effective under the Securities Act, (iii) for so long as such Note is eligible for resale pursuant to Rule 144A, to a Person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (iv) in an offshore transaction in compliance with Regulation S or (v) pursuant to any other available exemption from the registration requirements of the Securities Act; in each of the foregoing cases subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date.

(i) Prior to the expiration of the Restricted Period, interests in the Regulation S Global Note may only be held through Euroclear or Clearstream. Transfers by an owner of a beneficial interest in the 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or, after the expiration of the Restricted Period, if available, Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream. Prior to expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Note to a transferee who takes delivery of such interest through the 144A Global Note shall be made only in accordance with applicable procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided by Exhibit B or as otherwise provided by the Company. Such certification shall not be required after the expiration of the Restricted Period. Beneficial ownership interests in the Regulation S Global Note shall not be exchangeable for interests in the 144A Global Note or any other Note without a Restricted Securities Legend until the expiration of the Restricted Period. Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Note shall be transferable in accordance with law and the other terms of this Indenture.

(j) Upon the transfer or replacement of a Global Note (or beneficial interest therein) not bearing a Restricted Securities Legend (an “Unrestricted Global Note”), the Trustee shall deliver an Unrestricted Global Note (or beneficial interest therein) and upon the transfer or replacement of a definitive Note not bearing a Restricted Securities Legend (an “Unrestricted Definitive Note”), the Trustee shall deliver an Unrestricted Definitive Note. Upon the transfer, exchange, or replacement of a Global Note (or beneficial interest therein) bearing a Restricted Securities Legend (a “Restricted Global Note”), the Trustee shall deliver only a Restricted Global Note (or beneficial interest therein) and upon the transfer, exchange or replacement of a definitive Note bearing a Restricted Securities Legend (a “Restricted Definitive Note”), the Trustee shall deliver only Restricted Definitive Notes unless, in each case, (i) a Note is being transferred pursuant to an effective registration statement, (ii) Notes are being exchanged for Notes that do not bear the Restricted Securities Legend in accordance with the following paragraph, or (iii) there is delivered to the Trustee an Opinion of Counsel satisfactory to it stating that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, upon which opinion the Trustee may conclusively rely. Any Notes sold in a registered offering shall not be required to bear the Restricted Securities Legend.

Upon the Company’s satisfaction that the Restricted Securities Legend shall no longer be required in order to maintain compliance with the Securities Act, beneficial interests in a Restricted Global Note may be automatically exchanged into beneficial interests in an Unrestricted Global Note without any action required by or on behalf of the Holder (the “Automatic Exchange”) at any time after the applicable Resale Restriction Termination Date, or, if such day is not a Business Day, on the next succeeding Business Day.

Upon the Company’s satisfaction that the Restricted Securities Legend shall no longer be required in order to maintain compliance with the Securities Act, the Company may cause the Restricted Securities Legend to be removed by (i) providing the Depositary an instruction letter for the Depositary’s mandatory exchange process (or any successor notice, form, or action required pursuant to the Depositary’s applicable procedures) to the extent required; (ii) providing written notice to the Trustee (x) instructing the Trustee to take any actions as may be necessary so that the Restricted Securities Legend set forth on the Global Notes shall be deemed removed from the Global Notes in accordance with the terms and conditions of the Notes and the Indenture, without further action on the part of Holders and (y) instructing the Trustee to take any actions as may be necessary so that the restricted CUSIP number for the Notes shall be removed from the Global Notes and replaced with an unrestricted CUSIP number; and (iii) on or prior to the effective date of the Automatic Exchange (such date, the “Automatic Exchange Date”), deliver to the Trustee for authentication one or more Unrestricted Global Notes, duly executed by the Company, in an aggregate principal amount equal to the aggregate principal amount of Restricted Global Notes to be exchanged into such Unrestricted Global Notes. The Restricted Global Note from which beneficial interests are transferred pursuant to an Automatic Exchange shall be cancelled following the Automatic Exchange.

Any definitive Note delivered in exchange for an interest in a Global Note pursuant to Sections 204 and 305 of the Base Indenture shall bear the applicable legend regarding transfer restrictions applicable thereto set forth in this Section 1.01 of this Third Supplemental Indenture unless (i) the Global Note is an Unrestricted Global Note, or (ii) there is delivered to the Trustee an Opinion of Counsel satisfactory to it stating that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, upon which opinion the Trustee may conclusively rely.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Third Supplemental Indenture and any Notes, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 1.01 of this Third Supplemental Indenture to effect a registration of transfer or exchange may be submitted by facsimile.

(k) Upon the occurrence of the Exchange Offer, the Company shall issue and, upon receipt of the Company Order for the authentication and delivery of such Exchange Notes, the Trustee shall authenticate and deliver, one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the Restricted Global Notes tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer and one or more Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Unrestricted Global Notes and/or Unrestricted Definitive Notes, the Security Registrar for the Notes shall cause the aggregate principal amount of the Restricted Global Notes and/or Restricted Definitive Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate Unrestricted Global Notes and/or Unrestricted Definitive Notes in the appropriate principal amount.

(l) The depositary for such Global Notes shall be the Depository. The Security Registrar with respect to the Global Notes shall be the Trustee.

(m) The Notes shall be defeasible pursuant to Section 1402 or Section 1403 of the Base Indenture. Covenant defeasance contained in Section 1403 of the Base Indenture shall apply to the covenants contained in Sections 1007 and 1008 of the Indenture.

(n) The Notes shall be redeemable pursuant to Section 1101 of the Base Indenture and as follows:

(i) Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(ii) Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

(iii) Any exercise of the Company’s option to redeem the Notes will be done in compliance with the Investment Company Act, to the extent applicable.

(iv) In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depository.

(v) Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption hereunder.

(o) The Notes shall not be subject to any sinking fund pursuant to Section 1201 of the Base Indenture.

(p) The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(q) Holders of the Notes will not have the option to have the Notes repaid prior to the Stated Maturity other than in accordance with Article Thirteen of the Indenture.

ARTICLE II

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 2.01 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by adding the following defined terms to Section 101 in appropriate alphabetical sequence, as follows:

“Additional Interest” means all additional interest then owing pursuant to Section 5 of the Registration Rights Agreement. Unless the context indicates otherwise, all references to “interest” in this Indenture or the Notes shall be deemed to include any Additional Interest to the extent then applicable.

“Adviser” means Oaktree Fund Advisors, LLC, a Delaware limited liability company.

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Brookfield” means Brookfield Asset Management Inc.

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)	the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any Subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect Subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Exchange Notes” means, the Notes issued in the Exchange Offer, and which Exchange Notes shall contain terms identical in all material respect to the Initial Notes, except that the Exchange Notes will not bear the Restricted Securities Legend and will be issued and exchanged for the Notes pursuant to the Registration Rights Agreement and this Indenture.

“Exchange Offer” means an offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Initial Notes for the Exchange Notes.

“Fitch” means Fitch Ratings, Inc., also known as Fitch Ratings, or any successor thereto.

“Initial Notes” means the Notes issued on the date hereof that contain the Restricted Securities Legend.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, to the extent applicable, and any statute successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.

“Permitted Holders” means (i) the Company, (ii) one or more of the Company’s Controlled Subsidiaries and (iii) the Adviser, Brookfield, any affiliate of the Adviser or Brookfield or any entity that is managed or advised by the Adviser or Brookfield or any of their affiliates.

“QIB” means any “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act.

“Rating Agency” means:

(1)	each of Fitch and Moody’s; and

(2)

if either of Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for Fitch or Moody’s, or both, as the case may be.

“Registration Rights Agreement” means that certain registration rights agreement, dated as of July 15, 2025, by and among the Company, BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.

“Restricted Period” with respect to any Restricted Global Note, means the 40 consecutive days beginning on and including the later of (i) the commencement of the offering of the Notes to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the date of the issuance of the Notes initially offered under this Indenture.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, as amended.

“Voting Stock” as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

ARTICLE III

COVENANTS

Section 3.01 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Ten of the Base Indenture shall be amended by adding the following new Sections 1007 and 1008 thereto, each as set forth below:

“SECTION 1007. Section 18(a)(1)(A) of the Investment Company Act.

The Company agrees that for the period of time during which the Notes are Outstanding, the Company will not violate, whether or not it is subject to, Section 18(a)(1)(A) of the Investment Company Act as modified by Section 61(a)(1) and (2) of the Investment Company Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to the Company by the Commission.”

“SECTION 1008. Commission Reports and Reports to Holders.

If, at any time, the Company is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the Commission, the Company agrees to furnish to the Holders of Notes and the Trustee for the period of time during which the Notes are Outstanding: (i) within 90 days after the end of each fiscal year of the Company, audited annual consolidated financial statements of the Company and (ii) within 45 days after the end of each fiscal quarter of the Company (other than the Company’s fourth fiscal quarter), unaudited interim consolidated financial statements of the Company. All such financial statements shall be prepared, in all material respects, in accordance with GAAP, as applicable.”

The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other person’s compliance with the covenants described above or with respect to any reports or other documents delivered to it pursuant to the Indenture.

ARTICLE IV

CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 4.01 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Eight of the Base Indenture shall be amended by replacing Section 801 thereof with the following:

“SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

The Company shall not merge or consolidate with or into any other Person (other than a merger of a wholly owned Subsidiary of the Company into the Company), or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

(1) the Company shall be the surviving Person (the “Surviving Person”) or the Surviving Person (if other than the Company) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

(2) the Surviving Person (if other than the Company) expressly assumes, by supplemental indenture, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes Outstanding, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company;

(3) immediately after giving effect to such transaction or series of related transactions, no Default or Event of Default shall have occurred and be continuing; and

(4) the Company shall deliver, or cause to be delivered, to the Trustee, an Officers’ Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this Section 801 and that all conditions precedent in this Indenture relating to such transaction have been complied with.

For the purposes of this Section 801, the sale, transfer, lease, conveyance or other disposition of all the property of one or more Subsidiaries of the Company, which property, if held by the Company instead of such Subsidiaries, would constitute all or substantially all the property of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all the property of the Company.”

ARTICLE V

OFFER TO REPURCHASE UPON A CHANGE OF CONTROL REPURCHASE EVENT

Section 5.01 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Thirteen of the Base Indenture shall be amended by replacing Sections 1301 to 1305 with the following:

“SECTION 1301. Change of Control.

If a Change of Control Repurchase Event occurs, unless the Company shall have exercised its right to redeem the Notes in full, the Company shall make an offer to each Holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 1301, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1301 by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, the Company shall, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to its offer;

(2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes being purchased by the Company.

The Paying Agent will promptly remit to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

If any Repayment Date upon a Change of Control Repurchase Event falls on a day that is not a Business Day, then the required payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the time and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.”

ARTICLE VI

MISCELLANEOUS

Section 6.01 This Third Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York. This Third Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.

Section 6.02 In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.03 This Third Supplemental Indenture may be executed in counterparts, each of which will be an original, but such counterparts will together constitute but one and the same Third Supplemental Indenture. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile, .pdf transmission, email or other electronic means shall constitute effective execution and delivery of this Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, .pdf transmission, email or other electronic means shall be deemed to be their original signatures for all purposes.

Section 6.04 The Base Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument with respect to the Notes. All provisions included in this Third Supplemental Indenture supersede any conflicting provisions included in the Base Indenture with respect to the Notes, unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Third Supplemental Indenture.

Section 6.05 The provisions of this Third Supplemental Indenture shall become effective as of the date hereof.

Section 6.06 Notwithstanding anything else to the contrary herein, the terms and provisions of this Third Supplemental Indenture shall apply only to the Notes and shall not apply to any other series of Securities under the Indenture and this Third Supplemental Indenture shall not and does not otherwise affect, modify, alter, supplement or change the terms and provisions of any other series of Securities under the Indenture, whether now or hereafter issued and Outstanding.

Section 6.07 The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture, the Notes or any Additional Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Third Supplemental Indenture, authenticate the Notes and any Additional Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of the Notes or any Additional Notes or the proceeds thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

OAKTREE STRATEGIC CREDIT FUND

By:	/s/ Christopher McKown
Name:	Christopher McKown
Title:	Chief Financial Officer and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Peter Bono
Name:	Peter Bono
Title:	Assistant Vice President

By:	/s/ Carol Ng
Name:	Carol Ng
Title:	Vice President

[Signature page to Third Supplemental Indenture]

Exhibit A – Form of 144A Global Note

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment and such certificate issued in exchange for this certificate is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful, as the registered owner hereof, Cede & Co., has an interest herein.

[INSERT RESTRICTED SECURITIES LEGEND, IF APPLICABLE]

Oaktree Strategic Credit Fund

No.	$
CUSIP No. 67403A AF6
ISIN No. US67403AAF66

6.190% Notes due 2030

Oaktree Strategic Credit Fund, a statutory trust duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________ (U.S. $___) on July 15, 2030, and to pay interest thereon from July 15, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2026, at the rate of 6.190% per annum, until the principal hereof is paid or made available for payment, and to pay the Additional Interest, if any, as defined in and payable pursuant to the Registration Rights Agreement. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 and July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that so long as this Security is registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

OAKTREE STRATEGIC CREDIT FUND

By:
Name:
Title:

Attest

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

Oaktree Strategic Credit Fund

6.190% Notes due 2030

This Security is one of a duly authorized issue of Designated Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 14, 2023 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as amended and supplemented by the Third Supplemental Indenture relating to the Securities, dated as of July 15, 2025, between the Company and the Trustee (herein called the “Third Supplemental Indenture”; and the Third Supplemental Indenture and the Base Indenture together are herein called the “Indenture”). In the event of any conflict between the Base Indenture and the Third Supplemental Indenture, the Third Supplemental Indenture shall govern and control.

This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $400,000,000. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities, provided that, if such Additional Securities are not fungible with the Securities (or any other tranche of Additional Securities) for U.S. federal income tax purposes, then such additional securities will have different CUSIP numbers from the Securities represented hereby (and any such other tranche of Additional Securities). Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of Outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

Any exercise of the Company’s option to redeem the Securities will be done in compliance with the Investment Company Act, to the extent applicable.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depository.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption hereunder.

Holders will have the right to require the Company to repurchase their Securities upon the occurrence of a Change of Control Repurchase Event as set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing (other than Events of Default related to certain events of bankruptcy, insolvency or reorganization as set forth in the Indenture), the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. In the case of certain events of bankruptcy, insolvency or reorganization described in the Indenture, 100% of the principal of and accrued and unpaid interest and Additional Interest, if any, on the Securities will automatically become due and payable.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of July 15, 2025, among the Company, BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.1

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, security or both against the costs, expenses and liabilities to

[1]	To be included in Notes that bear the Restricted Securities Legend.

be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity, security or both. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in substantially the form of Exhibit A hereto duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(INSERT ASSIGNEE’S LEGAL NAME)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Company and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Company.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the Resale Restriction Termination Date, the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW:

(1)	☐	To Oaktree Strategic Credit Fund or a subsidiary thereof; or
(2)	☐	To a “qualified institutional buyer” pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	☐	To a non-U.S. person pursuant to and in compliance with Regulation S under the Securities Act; or
(4)	☐	Pursuant to an effective registration statement under the Securities Act; or
(5)	☐	Pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof, provided, however, that if box (5) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 or Regulation S under such Act.

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: __________________

Your Signature:
Notice: To be executed by an executive officer

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The initial principal amount of this Global Note is $[•]. The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

Exhibit A

[FORM OF CERTIFICATE OF TRANSFER OR EXCHANGE]

Oaktree Strategic Credit Fund

333 South Grand Ave., 28th Floor

Los Angeles, California 90071

Attention: Chief Financial Officer

Deutsche Bank Trust Company Americas, as Trustee

c/o DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

By Facsimile: 615-866-3889

Deutsche Bank Trust Company Americas, as Trustee

1 Columbus Circle, 17th Floor

MS: NYC01-1710

New York, New York 10019

Attn: Corporates Team, Oaktree Strategic Credit Fund – AA5923

Facsimile: (732) 578-4635

Re: 6.190% Notes due 2030

Reference is hereby made to the Indenture, dated as of November 14, 2023 (the “Base Indenture”), by and between Oaktree Strategic Credit Fund (the “Company”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of July 15, 2025 (the “Third Supplemental Indenture” and together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[•] (the “Transferor”) owns and proposes to transfer or exchange the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $[•] in such Note[s] or interests (the “Transfer”), to [•] (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] CHECK IF TRANSFER IS FOR DELIVERY OF A BENEFICIAL INTEREST IN A 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.

2. [_] CHECK IF TRANSFER IS FOR DELIVERY OF A BENEFICIAL INTEREST IN A REGULATION S GLOBAL NOTE OR DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Restricted Notes Legend printed on a Regulation S Global Note and/or Definitive Note and in the Indenture and the Securities Act.

3. [_] CHECK AND COMPLETE IF TRANSFER IS FOR A BENEFICIAL INTEREST IN A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and definitive Notes containing the Restricted Securities Legends (“Restricted Definitive Notes”) and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

(b) [_] such Transfer is being effected pursuant to and in accordance with Regulation S under the Securities Act;

(c) [_] such Transfer is being effected to the Company or a subsidiary thereof; or

(d) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act, and in compliance with the prospectus delivery requirements of the Securities Act.

4. [_] CHECK IF TRANSFER IS FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

(a) [_] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Notes, on definitive Notes and in the Indenture.

(b) [_] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) [_] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or definitive Note will not be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Note or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:	[•]
Name: [•]
Title: [•]

Dated: [•]

ANNEX A TO CERTIFICATE OF TRANSFER OR EXCHANGE

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE]

(a)	[ ] a beneficial interest in the

(i)	[ ] 144A Global Note (CUSIP [ ]); or

(ii)	[ ] Regulation S Global Note (CUSIP [ ]); or

(iii)	[ ] Unrestricted Global Note (CUSIP [ ]); or

(b)	[ ] a Restricted Definitive Note; or

(c)	[ ] an Unrestricted Definitive Note.

2. After the Transfer the Transferee (in the case of a transfer) or the Transferor (in the case of an exchange) shall hold:

[CHECK ONE]

(a)	[ ] a beneficial interest in the

(i)	[ ] 144A Global Note (CUSIP [ ]); or

(ii)	[ ] Regulation S Global Note (CUSIP [ ]); or

(iii)	[ ] Unrestricted Global Note (CUSIP [ ]); or

(b)	[ ] a Restricted Definitive Note; or

(c)	[ ] an Unrestricted Definitive Note.

[FORM OF LETTER TO BE DELIVERED IN CONNECTION WITH TRANSFERS

PURSUANT TO REGULATION S]

Oaktree Strategic Credit Fund

333 South Grand Ave., 28th Floor

Los Angeles, California 90071

Attention: Chief Financial Officer

Deutsche Bank Trust Company Americas, as Trustee

c/o DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

By Facsimile: 615-866-3889

Deutsche Bank Trust Company Americas, as Trustee

1 Columbus Circle, 17th Floor

MS: NYC01-1710

New York, New York 10019

Attn: Corporates Team, Oaktree Strategic Credit Fund – AA5923

Facsimile: (732) 578-4635

Re: Oaktree Strategic Credit Fund (the “Company”)

Ladies and Gentlemen:

This certificate is delivered to request a transfer of $[___________] principal amount of the 6.190% Notes due 2030 (the “Securities”) of Oaktree Strategic Credit Fund (the “Company”).

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

1.	the offer of the Notes was not made to a person in the United States;

2.

either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

3.	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

4.	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

We also hereby certify that we [are][are not] an Affiliate of the Company and, to our knowledge, the transferee of the Notes [is][is not] an Affiliate of the Company.

The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

TRANSFEREE

[Insert Name of Transferee]

Name:
Title:

Exhibit B – Form of Regulation S Global Note

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment and such certificate issued in exchange for this certificate is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful, as the registered owner hereof, Cede & Co., has an interest herein.

[INSERT RESTRICTED SECURITIES LEGEND, IF APPLICABLE]

Oaktree Strategic Credit Fund

No.	$
CUSIP No. U6310A AB2
ISIN No. USU6310AAB27

6.190% Notes due 2030

Oaktree Strategic Credit Fund, a statutory trust duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________ (U.S. $___) on July 15, 2030, and to pay interest thereon from July 15, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2026, at the rate of 6.190% per annum, until the principal hereof is paid or made available for payment, and to pay the Additional Interest, if any, as defined in and payable pursuant to the Registration Rights Agreement. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 and July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that so long as this Security is registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

OAKTREE STRATEGIC CREDIT FUND

By:
Name:
Title:

Attest

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

Oaktree Strategic Credit Fund

6.190% Notes due 2030

This Security is one of a duly authorized issue of Designated Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 14, 2023 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as amended and supplemented by the Third Supplemental Indenture relating to the Securities, dated as of July 15, 2025, between the Company and the Trustee (herein called the “Third Supplemental Indenture”; and the Third Supplemental Indenture and the Base Indenture together are herein called the “Indenture”). In the event of any conflict between the Base Indenture and the Third Supplemental Indenture, the Third Supplemental Indenture shall govern and control.

This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $400,000,000. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities, provided that, if such Additional Securities are not fungible with the Securities (or any other tranche of Additional Securities) for U.S. federal income tax purposes, then such additional securities will have different CUSIP numbers from the Securities represented hereby (and any such other tranche of Additional Securities). Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of Outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

Prior to the Par Call Date, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H. 15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

Any exercise of the Company’s option to redeem the Securities will be done in compliance with the Investment Company Act, to the extent applicable.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depository.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption hereunder.

Holders will have the right to require the Company to repurchase their Securities upon the occurrence of a Change of Control Repurchase Event as set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing (other than Events of Default related to certain events of bankruptcy, insolvency or reorganization as set forth in the Indenture), the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. In the case of certain events of bankruptcy, insolvency or reorganization described in the Indenture, 100% of the principal of and accrued and unpaid interest and Additional Interest, if any, on the Securities will automatically become due and payable.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of July 15, 2025, among the Company, BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.2

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, security or both against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity, security or both. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

[2]	To be included in Notes that bear the Restricted Securities Legend.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in substantially the form of Exhibit A hereto and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(INSERT ASSIGNEE’S LEGAL NAME)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably  appoint                                      to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Company and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Company.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the Resale Restriction Termination Date, the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW:

(1)	☐	To Oaktree Strategic Credit Fund or a subsidiary thereof; or

(2)	☐	To a “qualified institutional buyer” pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	☐	To a non-U.S. person pursuant to and in compliance with Regulation S under the Securities Act; or

(4)	☐	Pursuant to an effective registration statement under the Securities Act; or

(5)	☐	Pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof, provided, however, that if box (5) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 or Regulation S under such Act.

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: __________________

Your Signature:
Notice: To be executed by an executive officer

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES AND DECREASES OF GLOBAL NOTE

The initial principal amount of this Global Note is $[•]. The following increases and decreases to this Global Note have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note Following such decrease (or increase)	Signature of Authorized Signatory of Trustee or DTC Custodian

Exhibit A

[FORM OF CERTIFICATE OF TRANSFER OR EXCHANGE]

Oaktree Strategic Credit Fund

333 South Grand Ave., 28th Floor

Los Angeles, California 90071

Attention: Chief Financial Officer

Deutsche Bank Trust Company Americas, as Trustee

c/o DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

By Facsimile: 615-866-3889

Deutsche Bank Trust Company Americas, as Trustee

1 Columbus Circle, 17th Floor

MS: NYC01-1710

New York, New York 10019

Attn: Corporates Team, Oaktree Strategic Credit Fund – AA5923

Facsimile: (732) 578-4635

Re: 6.190% Notes due 2030

Reference is hereby made to the Indenture, dated as of November 14, 2023 (the “Base Indenture”), by and between Oaktree Strategic Credit Fund (the “Company”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of July 15, 2025 (the “Third Supplemental Indenture” and together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[•] (the “Transferor”) owns and proposes to transfer or exchange the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $[•] in such Note[s] or interests (the “Transfer”), to [•] (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFER IS FOR DELIVERY OF A BENEFICIAL INTEREST IN A 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.

2. [ ] CHECK IF TRANSFER IS FOR DELIVERY OF A BENEFICIAL INTEREST IN A REGULATION S GLOBAL NOTE OR DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Restricted Notes Legend printed on a Regulation S Global Note and/or Definitive Note and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFER IS FOR A BENEFICIAL INTEREST IN A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and definitive Notes containing the Restricted Securities Legends (“Restricted Definitive Notes”) and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

(b) [ ] such Transfer is being effected pursuant to and in accordance with Regulation S under the Securities Act;

(c) [ ] such Transfer is being effected to the Company or a subsidiary thereof; or

(d) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act, and in compliance with the prospectus delivery requirements of the Securities Act.

4. [ ] CHECK IF TRANSFER IS FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

(a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Notes, on definitive Notes and in the Indenture.

(b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Notes Legend are not required in order to maintain compliance with the Securities Act.

Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Notes Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or definitive Note will not be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Note or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:	[•]
Name:[•]
Title:[•]

Dated: [•]

ANNEX A TO CERTIFICATE OF TRANSFER OR EXCHANGE

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE]

(a)	[ ] a beneficial interest in the

(i)	[ ] 144A Global Note (CUSIP [ ]); or

(ii)	[ ] Regulation S Global Note (CUSIP [ ]); or

(iii)	[ ] Unrestricted Global Note (CUSIP [ ]); or

(b)	[ ] a Restricted Definitive Note; or

(c)	[ ] an Unrestricted Definitive Note.

2. After the Transfer the Transferee (in the case of a transfer) or the Transferor (in the case of an exchange) shall hold:

[CHECK ONE]

(a)	[ ] a beneficial interest in the

(i)	[ ] 144A Global Note (CUSIP [ ]); or

(ii)	[ ] Regulation S Global Note (CUSIP [ ]); or

(iii)	[ ] Unrestricted Global Note (CUSIP [ ]); or

(b)	[ ] a Restricted Definitive Note; or

(c)	[ ] an Unrestricted Definitive Note.

[FORM OF LETTER TO BE DELIVERED IN CONNECTION WITH TRANSFERS

PURSUANT TO REGULATION S]

Oaktree Strategic Credit Fund

333 South Grand Ave., 28th Floor

Los Angeles, California 90071

Attention: Chief Financial Officer

Deutsche Bank Trust Company Americas, as Trustee

c/o DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

By Facsimile: 615-866-3889

Deutsche Bank Trust Company Americas, as Trustee

1 Columbus Circle, 17th Floor

MS: NYC01-1710

New York, New York 10019

Attn: Corporates Team, Oaktree Strategic Credit Fund – AA5923

Facsimile: (732) 578-4635

Re: Oaktree Strategic Credit Fund (the “Company”)

Ladies and Gentlemen:

This certificate is delivered to request a transfer of $[___________] principal amount of the 6.190% Notes due 2030 (the “Securities”) of Oaktree Strategic Credit Fund (the “Company”).

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

1.	the offer of the Notes was not made to a person in the United States;

2.

either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

3.	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

4.	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

We also hereby certify that we [are][are not] an Affiliate of the Company and, to our knowledge, the transferee of the Notes [is][is not] an Affiliate of the Company.

The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

TRANSFEREE

[Insert Name of Transferee]

Name:
Title: